Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Entegra Financial Corp. (the “Company”) certify that the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2019 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Quarterly Report on Form 10-Q fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated: November 8, 2019	/s/ Roger D. Plemens
Roger D. Plemens
President and Chief Executive Officer

Dated: November 8, 2019	/s/ David A. Bright
David A. Bright
Chief Financial Officer

*This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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